UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 1, 2017

PAYMENT DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30152	98-0190072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12500 San Pedro, Suite 120, San Antonio, TX	78216
(Address of principal executive offices)	(Zip Code)

(210) 249-4100
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                      Entry into a Material Definitive Agreement.
Item 2.01                      Completion of Acquisition or Disposition of Assets.
Item 3.02                      Unregistered Sales of Equity Securities.

On September 1, 2017, we entered into a membership interest purchase agreement with Singular Payments, LLC, a Florida limited liability company in the business of credit card processing, pursuant to which we agreed to purchase all of the membership interest in and to Singular Payments, LLC. The aggregate purchase price was $5,000,000 and consisted of a cash payment of $1,500,000 at closing, minus the balance on the outstanding line of credit of $600,000 and subject to adjustment based on net working capital, and $3,500,000 in shares of common stock, or 1,515,152 shares of our common stock, $0.001 par value per share, valued at $2.31 per share. Such shares are unregistered and subject to a lock-up agreement of 24 months.

The final number of shares to be issued, and the related value per each such share was determined using the volume-weighted average daily closing price for shares of our common stock for the 5 business days immediately preceding September 1, 2017, or $2.31 per share.

We agreed to pay 1% of the total purchase price, or $50,000, as a transaction fee to Schwartz Heslin Group, Inc., for their services in connection with the Singular purchase, such as due diligence, advisory and strategic planning. We also paid $35,000 to Schwartz Heslin Group, Inc. and agreed to reimburse them for their actual expenses.

The issuance of the shares of common stock in connection with the purchase agreement was exempt from registration pursuant to the exemption contained in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, inasmuch as it was not a public offering since no general solicitation or advertising of any kind was used in connection with the issuance and there was only a limited number of recipients or the recipients were knowledgeable accredited investors who understand the investment risks. Accordingly, the shares issued as consideration for the purchase agreement have not been registered under the Securities Act of 1933, as amended, and until so registered, the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

This report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2017, we hired Vaden Landers, age 47, the owner of Singular Payments, LLC., who will serve as our Executive Vice President and Chief Revenue Officer.

Mr. Landers has over 30 years of experience in the payments industry. Most recently, he served as the Chairman and Managing Partner of Singular Payments, LLC since late 2010, leading Singular Payments, an independent sales organization whose portfolio comprised of largely healthcare clients processes more than 2.5 million transactions totaling roughly half a billion dollars annually in card volume. He also currently serves as Strategic Advisor for MAPP Advisors, a boutique consulting and M&A brokerage firm in the payments space. Mr. Landers has previously held executive and board positions in multiple companies, including as director for SparkBase from 2012 to 2015, as Chief Executive Officer for ProfitPoint, Inc. from 2003 to 2010, as Chief Marketing Officer for iPayment, Inc. from 2002 to 2004, as President for Global Payments from 2000 to 2002 and as President and Chief Executive Officer for Bancard Consulting Group from 1996 to 1998.

Mr. Landers studied criminal justice and business management at Lincoln Memorial University.

Pursuant to our employment agreement with Mr. Landers, dated September 1, 2017, he will receive a base salary as of the effective date of the agreement of $300,000. Also, Mr. Landers may receive bonus compensation during the period of employment.
Additionally, on the effective date of the employment agreement, Mr. Landers will receive 300,000 shares of our common stock. The shares will vest on the 10-year anniversary of the issue date or earlier upon a change of control pursuant to the employment agreement. If Mr. Landers ceases to be our CRO, under certain circumstances, any unvested shares will be irrefutably forfeited. Mr. Landers will also be allowed to participate in any future stock options or grants as our compensation committee and/or CEO approves.

We can terminate the employment agreement for cause, such as breach or fraud by the employee, or without cause, subject to payment by us of deferred compensation. We will also pay a deferred compensation if Mr. Landers terminates the employment agreement upon our default, after a change of control, such as a merger, acquisition or substantial change in our Board of Directors, or for good cause. The deferred compensation will be the amount which is calculated as the base salary payments Mr. Landers would have received had his employment continued for the remaining term of the employment agreement (including yearly increases calculated at the maximum increase for the prior two years), plus all of the benefits remaining under the employment agreement and a pro-rata portion of the bonus compensation for that year, and in case of a change of control, an amount equaling twelve months base salary.

The employment agreement is for a term of three years and may be extended for successive one-year periods.
The foregoing descriptions of the purchase and employment agreements are not complete and are qualified in their entirety by reference to the full text of the purchase and employment agreements, copies of which are filed herewith as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K, and are incorporated herein by reference.

Forward-Looking Statements Disclaimer

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to its future activities or future events or conditions. The words “continue,” “will,” “bring,” “believe,” “estimate,” “expect,” “intend,” “plan,” “expand,” “should,” “likely,” and similar expressions as they relate to us or our management are intended to identify these forward-looking statements. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including risks related to the closing of the Singular acquisition, the realization of the anticipated opportunities from the Singular acquisition, management of our growth, the loss of key resellers, the relationships with the Automated Clearinghouse network, bank sponsors, third-party card processing providers and merchants, the loss of key personnel, growing competition in the electronic commerce market, the security of the Company’s software, hardware and information, and compliance with complex federal, state and local laws and regulations, and other risks detailed from time to time in its filings with the SEC, including those risks discussed in the Company’s Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances, including unanticipated events, after the date as of which such statement was made.

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The financial statements required to be filed by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The financial statements required to be filed by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

10.1*	Membership Interest Purchase Agreement dated September 1, 2017, by and between Singular Payments, LLC and Payment Data Systems, Inc.

10.2	Employment Agreement dated September 1, 2017, by and between Payment Data Systems, Inc. and Vaden Landers.
_____________________________
* Confidential treatment is being sought for portions of this agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 PAYMENT DATA SYSTEMS, INC.
Date: September 8, 2017
By:    /s/ Louis A. Hoch
Name:     Louis A. Hoch

Title:	Chief Executive Officer and President